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        SECOND AMENDMENT OF THE LICENSE AGREEMENT EFFECTIVE MAY 30, 1993
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            BETWEEN THE DOW CHEMICAL COMPANY AND CYTOGEN CORPORATION
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This Second Amendment ("Second Amendment") to the License Agreement effective
May 30, 1993 ("License") between The Dow Chemical Company ("DOW") and CYTOGEN Corporation ("CYTOGEN") is desired to expand the fields in which CYTOGEN is licensed and to modify the terms of the first Amendment (effective September 5, 1995) to the License.

NOW, THEREFORE, DOW and CYTOGEN, in consideration of the commercial development of the PRODUCT and EXPANSION OF LICENSED FIELD, the mutual covenants contained herein, the adequacy and sufficiency of which are acknowledged, agree as follows:

I.   The original Articles of the License are modified as follows:
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Article 1 -
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     1.11   At line 4, after the word "humans" insert "or for the treatment of disease characterized by osteoblastic response in humans".

Article 6 -
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     6.1.4, 6.1.7 and 6.1.8 are also to apply to this Second Amendment expanded indication for EXPANSION OF LICENSED FIELD.
Article 8 -
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     8.1.3  Added as a new provision - "As an initial consideration for this
            Second Amendment, within ten (10) days from the Effective Date, CYTOGEN shall pay DOW One Thousand Dollars (US$1,000)."
     8.2 d) [    Information omitted and filed separately with the Commission
            under Rule 24b-2.       ]

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II.  The original Articles of the Amendment are modified as follows:
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Article 6 -
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     6.19  Amend the Article to read: "File the NDA packaged, modified as needed, with the CANADIAN governmental authorities for PRODUCT for the FIELD using CYTOGEN's best efforts by October 31, 1996;"

     All other terms of the prior License and Amendment remain as stated therein.

IN WITNESS WHEREOF, the Parties have duly executed this Second Amendment in duplicate by their appropriate authorized representative, effective as of the last date set forth below ("Effective Date").

THE DOW CHEMICAL COMPANY              CYTOGEN CORPORATION


By     /s/Fred P. Corson              By     /s/Richard J. Walsh
  -----------------------------         -------------------------
Name   Fred P. Corson                 Name   Richard J. Walsh

Title  Vice President                 Title  Vice President
       Research and Development              Corporate Development

Date      May 17, 1996                Date      May 20, 1996
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